UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2007

APPLIED DIGITAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Explanatory Note.

On October 4, 2007, Applied Digital Solutions, Inc. (the “Company”) filed a Registration Statement on Form S-4 with the Securities and Exchange Commission (the “Joint Proxy Statement/Prospectus”). The Company is providing the attached Quarterly Report on Form 10-Q of Digital Angel Corporation, the Company’s majority-owned subsidiary (“Digital Angel”), as a supplement to the information in the Joint Proxy Statement/Prospectus.

(d) Exhibits

99.1	Digital Angel Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2007

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

On August 9, 2007, the Company and Digital Angel issued a joint press release announcing the signing of an Agreement and Plan of Reorganization (the “Merger Agreement”) by and among the Company, Digital Angel and Digital Angel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), pursuant to which the Acquisition Subsidiary will be merged with and into Digital Angel, with Digital Angel surviving and becoming a wholly-owned subsidiary of the Company (the “Merger”). Upon the consummation of the Merger, each outstanding share of Digital Angel’s common stock not currently owned by the Company will be converted into 1.4 shares of the Company’s common stock.

In connection with the merger, the Company filed with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus of the Company and Digital Angel. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully because they will contain important information about the Company, Digital Angel and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by the Company or Digital Angel by directing a written request, as appropriate, to the Company at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Digital Angel at 490 Villaume Avenue, South St. Paul, Minnesota 55075, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

Participants in Solicitation

The Company, Digital Angel and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction is included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s proxy statement (Form DEF 14A) for the 2007 annual meeting of its stockholders, which was filed with the SEC on May 4, 2007. These documents are available free of charge at the SEC’s website (www.sec.gov) and by contacting Investor Relations at the addresses above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL SOLUTIONS, INC.

By: /s/ Michael E. Krawitz
Name: Michael E. Krawitz
Title: Chief Executive Officer and President

Dated: November 16, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Digital Angel Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2007